                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrants                                __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

_____  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

__X___  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

Proxy Statement

September 2, 2003

Important Voting Information Inside

American Century California Tax-Free and Municipal Funds
       California High-Yield Municipal Fund
American Century Government Income Trust
       Ginnie Mae Fund
American Century Investment Trust
       Diversified Bond Fund
       High-Yield Fund
American Century Municipal Trust
       High-Yield Municipal Fund
American Century Target Maturities Trust
       Target Maturities Trust: 2030 Fund

[american century logo and text logo (reg. sm)]

Proposal 1: Amendment of Master Distribution and

LETTER FROM THE PRESIDENT

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                       American Century Investment Trust
                        American Century Municipal Trust
                    American Century Target Maturities Trust

                                4500 Main Street
                          Kansas City, Missouri 64111

                               September 2, 2003

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of the C Class shareholders of your fund to be held on Friday, October 17, 2003. At this meeting, you are being asked to vote on an important Proposal affecting the C
Class shares of your fund. The Board of Trustees of your fund believes that this
Proposal is in the fund's and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT
AND VOTE YOUR SHARES TODAY.

The Boards of Trustees of the funds have unanimously approved the Proposal and recommend a vote "FOR" the Proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact your investment professional. You also may contact American Century at
1-800-378-4998.

I appreciate your consideration of this important Proposal. Thank you for investing with American Century and for your continued support.

Sincerely,

/s/William M. Lyons

William M. Lyons
President

                                                                             1

PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the Proposal to be considered at the
Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting.

If you own other American Century funds and/or accounts, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. PLEASE REMEMBER TO
VOTE AS SOON AS POSSIBLE.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The meeting will be held on Friday, October 17, 2003, at 10 a.m. Central time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business on
August 29, 2003. Only shareholders who own C Class shares of a fund at that time are entitled to vote at the Special Meeting.

WHY ARE THE FUNDS HAVING A SPECIAL MEETING?

Shareholders owning C Class shares of a fund on the record date are being asked to consider the following Proposal:

    PROPOSAL                                                   FUNDS AFFECTED
 1. To amend the current Master Distribution and Individual
    Shareholder Services Plan adopted pursuant to Rule 12b-1
    under the Investment Company Act of 1940, as amended, to            all
    increase the amount that may be expended for the distribution of
    C Class shares;

 2. To transact such other business as may come before the meeting      all
    or any adjournment thereof, although the Boards of Trustees are not aware of any other items to be considered.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THE PROPOSAL?

The Boards of Trustees unanimously recommend that you vote "FOR" the Proposal.

WHAT IS A 12B-1 FEE?

Mutual funds pay 12b-1 fees to cover service and distribution costs, including the costs to sell and market their mutual funds and to maintain shareholder accounts. 12b-1 fees are used to compensate your financial professional for an ongoing level of service, advice and oversight on your fund investment. When financial professionals (such as broker-dealers) sell C Class shares of a mutual fund, they receive a one-time commission, as well as annual fees on assets that remain in the fund on an ongoing basis. The 12b-1 fee covers these fees paid to financial professionals.

WHY ARE YOU INCREASING THE 12B-1 FEE?

The overwhelming majority of mutual fund companies have structured their 12b-1 fees to enable them to pay such fees to financial professionals at an annual rate of 1.00% of the average daily net asset value of a fund's C Class shares.
American Century's C Class, however, enables a payment equivalent to an annual rate of only 0.75%, rather than 1.00%. In an increasingly competitive environment for the sale of fund shares, we believe the 12b-1 fee must be increased so that the funds can meet the increasing costs of distribution and shareholder service and provide competitive compensation to financial professionals.

HOW DOES AN INCREASE IN THE 12B-1 FEE BENEFIT ME?

We believe the proposed increase will contribute to the long-term viability of your fund's C Class shares. We believe that the lower fees paid to financial professionals in connection with the sale of the funds' C Class shares may hamper growth of the C Class considerably. In this environment, the funds' C
Classes may not grow sufficiently to cover their cost of operation. Without the proposed 12b-1 fee increase, we believe that the funds' C Classes may ultimately require liquidation. We believe that an investment vehicle with long-term viability is a benefit to all long-term investors.

In addition, as an investor in C Class shares, we believe that you place value in the sound investment advice provided by your financial professional. The proposed 12b-1 fee increase will enable the funds to pay your financial advisor fees at the industry-standard rate.

Finally, we believe the proposed fee increase will stimulate additional sales of
C Class shares of the funds, thus increasing fund assets. Additional assets will ultimately benefit fund shareholders, as portfolio managers have greater access to investment opportunities and ability to trade securities more efficiently, and shareholders may be able to benefit from breakpoints in management fees when fund assets increase.

Another effect of the proposed change would be increases in the total dollar amount of the investment management fees payable to American Century Investments
Management, Inc., the investment advisor ("Advisor") by the Funds (which are calculated as a percent of net assets) if Fund assets grow as a result of the amendments to the Plan. The rates of the investment management fees payable to the Advisor by the funds will not increase -- in fact, these rates may decrease as assets increase and breakpoints are achieved.

                                                                             3

HOW WILL THE 12B-1 FEE INCREASE AFFECT ME?

For a comparison of the current fees and the proposed fees, please see, Schedule
I: Actual and Pro Forma Fund Expenses, on page 14.

WHY ARE THE TRUSTEES RECOMMENDING A VOTE "FOR" THE PROPOSAL?

Your Trustees reviewed this Proposal with your interests in mind. They believe that the proposed 12b-1 fee increase will serve you well in the long term by providing the benefits outlined above. In addition to these benefits, the
Trustees also considered that the entire amount of the increase would be used to finance payments to financial professionals and therefore would not be retained by the Advisor or its affiliates.

WHO IS ASKING FOR MY VOTE?

Your Board of Trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event your fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special Meeting. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card. You also may vote in person at the meeting on Friday, October 17, 2003.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees and vote it "FOR" the Proposal.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will help us achieve a quorum for the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call your investment professional. You also may call
American Century at 1-800-378-4998.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, OCTOBER 17, 2003

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                       American Century Investment Trust
                        American Century Municipal Trust
                    American Century Target Maturities Trust

                                4500 Main Street
                          Kansas City, Missouri 64111
                                 1-800-378-4998

NOTICE IS HEREBY GIVEN that a Special Meeting of the C Class shareholders of the series ("Funds" and, individually, a "Fund") of American Century California
Tax-Free and Municipal Funds, American Century Government Income Trust, American
Century Investment Trust, American Century Municipal Trust and American Century
Target Maturities Trust, each a Massachusetts business trust, (each individually a "Trust" and, collectively, the "Trusts") offering C Class shares, will be held at the Funds' offices at 4500 Main Street, Kansas City, Missouri, on Friday,
October 17, 2003, at 10 a.m. Central time, for the following purposes:

    PROPOSAL 1. For C Class shareholders of those Funds offering C Class shares:
To amend the current Master Distribution and Individual Shareholder Services
Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of C
Class shares;

   PROPOSAL 2.  To transact such other business as may properly come before the
                Special Meeting or any adjournment thereof, although the Boards of Trustees are not aware of any other items to be considered.

This is a notice and proxy statement for the Funds. The C Class shareholders of the Funds offering C Class shares will vote only on those matters being considered by their Fund. If you own C Class shares of more than one of the
Funds, each of your Funds should be listed on the enclosed proxy voting card.
Please complete, sign and return the enclosed proxy voting card.

                                                                             5

C Class shareholders of record as of the close of business on August 29, 2003, are the only persons entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

Your vote is important regardless of the size of your holdings in a Fund.
Whether or not you expect to be present at the Special Meeting, we urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR
VOTE "FOR" THE PROPOSAL.

SEPTEMBER 2, 2003
BY ORDER OF THE BOARDS OF TRUSTEES

/s/Charles C. S. Park

Charles C. S. Park
Secretary

DETAILED DISCUSSION OF PROXY ISSUES

September 2, 2003

The enclosed proxy statement is furnished to the C Class shareholders of each
Fund listed below in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each registered investment company set forth below to be used at a Special Meeting of C Class shareholders to be held concurrently on Friday, October 17, 2003. The Special Meeting will be held at
American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10
a.m. Central time, and any adjournments thereof. In this proxy statement, an individual investment Trust will be referred to as a "Trust," while, as a group, they will be called the "Trusts." The shares of capital stock of each Trust entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "Fund," while the series as a group will be called the "Funds."

The Trusts                                 The Funds
---------------------------------------------------------------------------------
American Century California Tax-Free       California High-Yield Municipal Fund
and Municipal Funds
---------------------------------------------------------------------------------
American Century Government Income Trust   Ginnie Mae Fund
---------------------------------------------------------------------------------
American Century Investment Trust          Diversified Bond Fund
                                           High-Yield Fund
---------------------------------------------------------------------------------
American Century Target Maturities Trust   Target Maturities Trust: 2030 Fund
---------------------------------------------------------------------------------
American Century Municipal Trust           High-Yield Municipal Fund
---------------------------------------------------------------------------------

This notice of Special Meeting and proxy statement are first being mailed to shareholders on or around September 2, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of American Century Investment Management, Inc., the Funds'
investment advisor (the "Advisor"). In addition, Alamo Direct, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the Funds.
The total anticipated cost of such services to be rendered by Alamo Direct is estimated to be $9,000. Supplemental solicitations for the Special Meeting may be made by Alamo Direct, either by mail or telephone.

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the
Special Meeting using the voting procedures described on your proxy vote card or by attending the Special Meeting and voting in person. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting (by returning the enclosed proxy card), the shares represented by the proxy will be voted at the Special Meeting in accordance with the shareholder's instructions.
Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all Proposals. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any

                                                                             7

other matter which may properly come before the Special Meeting or any adjournments of the Special Meeting. The Board of Trustees for each Trust does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Each Fund may be divided into one or more classes of shares. All classes of shares of a Fund have identical voting rights, except that where a proposal affects only one class, only that class is entitled to vote on the proposal.
Because the Proposal affects only the C Class shareholders of the Funds, only C
Class shareholders owning C Class shares of the Funds on August 29, 2003 will be entitled to vote on the Proposal. The number of outstanding C Class votes of each Fund as of the close of business on August 8, 2003, is described in
Schedule III. Because the record date is August 29, 2003, the total number of C
Class shares of the Funds eligible to vote at the Special Meeting may be different from the total number listed in Schedule III. Each C Class share of a
Fund gets one vote for each dollar of the Fund's net asset value that share represents. If a quorum is not present at the Special Meeting or if the Proposal being considered at the Special Meeting does not receive enough "FOR" votes by
October 17, 2003, to constitute approval, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. The persons named as proxies may propose one or more adjournments of the Special
Meeting for a given Fund without further notice, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast and the nature of the proposed solicitation activities.
An adjournment requires a vote "FOR" by a majority of the votes present at the
Special Meeting (whether in person or by proxy). The named proxies will vote the
"FOR" votes they have received in favor of an adjournment, and any "AGAINST" or
"ABSTAIN" votes will count as votes against adjournment. An abstention on the
Proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Special Meeting, but will be counted as a vote against the Proposal.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the Special Meeting.
Abstentions and broker non-votes will, however, be considered to be votes
"AGAINST" the Proposal.

QUORUM. A quorum is the number of shares legally required to be present at a meeting in order to conduct business. The quorum for the Special Meeting is 40%
of the outstanding C Class shares of each Fund entitled to vote at the meeting.
Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes are not received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special

Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy.
If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the Proposal in favor of such adjournments, and will vote those proxies for which they are required to vote
"AGAINST" such Proposal against any such adjournments.

SHAREHOLDER VOTE REQUIRED. Proposal 1 must be approved by a vote of a majority of the outstanding voting securities of the C Class shares of each Fund that offers C Class shares. Under the Investment Company Act of 1940, as amended (the
"1940 Act"), a vote of a majority of the outstanding voting securities of the C
Class shares of a Fund means the vote of the lesser of: (a) 67% or more of the C
Class shares of a Fund present at the Special Meeting, provided that the holders of more than 50% of the Fund's C Class shares are present or represented by proxy, or (b) more than 50% of the outstanding C Class shares of the Fund.

Each Trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment in C Class shares of a Fund.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the Special Meeting.
Abstentions and broker non-votes will, however, be considered to be votes
"AGAINST" the Proposal.

COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy
Statement and its enclosures and of all solicitations will be paid by the
Advisor.

INVESTMENT ADVISOR AND ADMINISTRATOR. American Century Investment Management,
Inc. is each Trust's investment advisor ("Advisor"). American Century Services
Corporation ("ACSC"), an affiliate of the Advisor, serves as transfer agent and dividend-paying agent for each Trust. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the
Funds and the Advisor. The Advisor and ACSC are wholly owned subsidiaries of
American Century Companies, Inc. ("ACC"). The mailing address of ACC, ACSC, the
Advisor and the Funds is P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is each Trust's principal underwriter. ACIS's mailing address is P.O. Box 419200, Kansas City,
Missouri 64141-6200.

SHAREHOLDER REPORTS. Each Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-378-9878.

                                                                             9

SHARE OWNERSHIP. Schedule III hereto sets forth, as of the close of business as of August 8, 2003, the total number of C Class shares of the Funds that were issued and outstanding. Schedule IV hereto sets forth, as of the close of business as of August 8, 2003, the share ownership of those shareholders known by the Advisor to own more than 5% of a Fund's outstanding C Class shares.

As of August 8, 2003, the officers and directors of the Funds, as a group, owned less than 1% of any Fund's outstanding C Class shares.

PROPOSAL 1:
AMENDMENT OF CURRENT RULE 12B-1 MASTER
DISTRIBUTION AND INDIVIDUAL SHAREHOLDER SERVICES
PLAN WITH RESPECT TO C CLASS SHARES OF EACH FUND

C Class shares of the Funds are sold through investment advisors, broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services to their clients.
C Class shares are sold at their net asset value without an initial sales charge to the shareholder. The financial intermediary responsible for the sale of the C
Class shares receives from the Advisor an initial commission and an annual service and distribution fee in an amount equal to a percentage of the client's assets remaining in the Fund on an ongoing basis.

GENERAL INFORMATION ABOUT CURRENT PLAN. To enable the Funds' C Class shares to be made available through investment advisors, broker-dealers, banks, insurance companies and other financial intermediaries - and to compensate them for such services - the Funds' Boards of Trustees have adopted the Master Distribution and Individual Shareholder Services Plan (the "Plan"). The Plan was adopted on
September 16, 2000, and was amended on August 1, 2001, December 3, 2001, July 1,
2002 and September 3, 2002. Pursuant to the Plan, the C Class of each Fund pays the Advisor, as paying agent for the Funds, a fee equal to 0.75% annually of the average daily net asset value of the Fund's C Class shares, of which 0.50% is for distribution and 0.25% is for individual shareholder services.

Payments may be made for a variety of individual shareholder services, including, but not limited to providing individualized and customized investment advisory services; creating investment models and asset allocation models for use by shareholders in selecting appropriate funds; and conducting proprietary research about investment choices and the market in general. Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional C Class shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares. Payments may be made for a variety of distribution services, including, but not limited to the payment of sales commissions, on-going commissions and other payments to financial professionals who sell C Class shares; compensation to registered representatives or other employees of the distributor who engage in or support distribution of the Funds' C Class shares; and providing other reasonable assistance in connection with the distribution of the Funds' C Class shares.

PROPOSED CHANGES TO CURRENT PLAN. The Proposal would amend the Funds' Plan to permit each Fund to pay fees under the Plan that are higher than the amount currently permitted, but no higher than 1.00% of the average daily net asset value of the C Class shares of that Fund, 0.75% of which would be for distribution and 0.25% of which would be for individual shareholder services.

The Funds' distributor, ACIS, has advised the Boards of Trustees that the amount of the current payments with respect to C Class shares of the Funds are becoming uncompetitive. The overwhelming majority of mutual fund companies have structured their 12b-1 fees to enable them to pay such fees to financial professionals at an annual rate 1.00% of the average daily net asset value of a fund's C class shares. American Century's C Class, however, enables a payment equivalent to an annual rate of only 0.75%, rather than 1.00%. In an increasingly competitive environment for the sale of fund shares, we believe the
12b-1 fee must be increased so that the Funds can meet the industry-standard costs of distribution and shareholder services and provide competitive compensation to financial professionals.

We believe the proposed increase will contribute to the long-term viability of your Fund's C Class shares. ACIS believes that the lower fees paid to financial professionals in connection with the sale of the Funds' C Class shares may hamper growth of the C Class considerably. In this environment, the Funds' C
Classes may not grow sufficiently to cover their cost of operation. We believe without the proposed 12b-1 fee increase, the Funds' C Classes may ultimately require liquidation.

We believe the proposed fee increase also will stimulate additional sales of C
Class shares of the Funds, thus increasing Fund assets. Additional assets will ultimately benefit fund shareholders, as portfolio managers have greater access to investment opportunities and ability to trade securities more efficiently, and shareholders may be able to benefit from breakpoints in management fees when fund assets increase.

Another effect of the proposed change would be increases in the total dollar amount of the investment management fees payable to the Advisor by the Funds
(which are calculated as a percent of net assets) if Fund assets grow as a result of the amendments to the Plan. The rates of the investment management fees payable to the Advisor by the funds will not increase -- in fact, these rates may decrease as assets increase and breakpoints are achieved.

                                                                             11

Accordingly, ACIS has asked the Trustees to increase the amount payable by each
Fund under the Plan. The current 0.75% fee would be increased to 1.00% for each
Fund. The Trustees have approved the implementation of the increase. A comparison of the current fees and the proposed fees is provided in Schedule I:
Actual and Pro Forma Fund Expenses.

The amount of fees and expenses each Fund paid under the current version of its
Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value is shown below in
Schedule II, attached to this Proxy Statement.

The Funds' Rule 12b-1 fees will continue to comply with NASD limits, which are designed to ensure that Rule 12b-1 fees, in combination with front-end loads and deferred loads, do not exceed the economic equivalent of the regulatory limits on front-end fees standing alone.

CONSIDERATION AND RECOMMENDATION BY TRUSTEES. The Trustees reviewed this
Proposal with shareholder interests in mind. The Trustees believe that the proposed 12b-1 fee increase will serve C Class shareholders well in the long term by providing the benefits outlined elsewhere in this proxy statement. In addition to these benefits, the Trustees also considered that the entire amount of the increase would be used to finance payments to financial professionals and therefore would not be retained by American Century Investment Management, Inc.
or its affiliates. The Board of Trustees of each Trust has unanimously approved the proposed amendment to the Plan.

In connection with their review, the Trustees were advised by ACIS that retention and growth of the Funds' assets are crucial to the Funds' long-term success and that the current pricing structure of the C Class shares could leave the Funds at a competitive disadvantage if the Funds are unable to offer industry-standard fees to financial professionals. The Trustees considered numerous factors, including:

*  The increasingly difficult competitive environment for sales of mutual funds;

*  The investment benefits to the Funds of positive cash flow and greater assets, such as access to investment opportunities, and the ability to trade portfolio securities more efficiently;

*  The need to pay financial advisers, broker-dealers and others for distribution and service-related activities at industry-standard levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

*  The need for open-end mutual funds, such as the Funds, to generate at least enough sales of fund shares to offset typical amounts of redemptions, and thus allow the Advisor to manage Fund assets without being forced to sell securities to honor redemptions;

*  The current and pro forma expense ratios applicable to C Class shares as compared with the expense ratios of comparable funds with which each Fund competes.

The Trustees also recognized and considered that possible benefits may be realized by ACIS and the Advisor as a result of the adoption of the amendments to the Plans. As noted above, one effect of the proposed change would be increases in the total dollar amount of the investment management fees payable to the Advisor by the Funds (which are calculated as a percent of net assets) if
Fund assets grow as a result of the amendments to the Plan. The rates of the investment management fees payable to the Advisor by the funds will not increase
-- in fact, these rates may decrease as assets increase and breakpoints are achieved.

Finally, the Trustees recognized that some shareholders may conclude that the cost of the proposed 12b-1 fee increase outweighs the potential benefits to them individually. In the event that shareholders approve the Proposal, the Trustees and Advisor have agreed that ACIS will waive the contingent deferred sales charge imposed on redemptions for 30 days after the meeting. This waiver would apply to all investments made prior to the record date and would allow shareholders to leave a fund without incurring additional costs.

If approved, the Plan, as amended, will continue in effect for up to one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board of Trustees, including a majority of the independent
Trustees. The Plan may not be amended to increase materially the amount of the fee payable under the Plan unless the increase is approved by the C Class shareholders, voting separately, of the respective Fund. The Plan will terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting C Class securities.

                                                                             13

SCHEDULE I: ACTUAL AND PRO FORMA FUND EXPENSES

The expenses below assume that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges.

                                             C Class            C Class
Name of Fund                              Actual Expenses  Pro Forma Expenses
--------------------------------------------------------------------------------
CALIFORNIA HIGH-YIELD MUNICIPAL

 Annual Fund Operating Expenses
    Management Fee                             0.54%             0.54%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.00%             0.00%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.29%             1.54%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $131              $156
--------------------------------------------------------------------------------
    3 Years                                     $407              $484
--------------------------------------------------------------------------------
    5 Years                                     $704              $835
--------------------------------------------------------------------------------
    10 Years                                  $1,547            $1,821
--------------------------------------------------------------------------------
DIVERSIFIED BOND

 Annual Fund Operating Expenses
    Management Fee                             0.63%             0.63%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.00%             0.00%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.38%             1.63%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $140              $165
--------------------------------------------------------------------------------
    3 Years                                     $435              $511
--------------------------------------------------------------------------------
    5 Years                                     $751              $881
--------------------------------------------------------------------------------
    10 Years                                  $1,647            $1,918
--------------------------------------------------------------------------------
HIGH-YIELD

 Annual Fund Operating Expenses
    Management Fee                             0.88%             0.88%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.00%             0.00%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.63%             1.88%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $165              $190
--------------------------------------------------------------------------------
    3 Years                                     $511              $587
--------------------------------------------------------------------------------
    5 Years                                     $881            $1,009
--------------------------------------------------------------------------------
    10 Years                                  $1,918            $2,181
--------------------------------------------------------------------------------

                                             C Class            C Class
Name of Fund                              Actual Expenses  Pro Forma Expenses
--------------------------------------------------------------------------------
TARGET MATURITIES TRUST:  2030

 Annual Fund Operating Expenses
    Management Fee                             0.58%             0.58%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.01%             0.01%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.34%             1.59%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $136              $161
--------------------------------------------------------------------------------
    3 Years                                     $423              $499
--------------------------------------------------------------------------------
    5 Years                                     $730              $860
--------------------------------------------------------------------------------
    10 Years                                  $1,603            $1,875
--------------------------------------------------------------------------------
HIGH-YIELD MUNICIPAL

 Annual Fund Operating Expenses
    Management Fee                             0.63%             0.63%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.01%             0.01%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.39%             1.64%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $141              $166
--------------------------------------------------------------------------------
    3 Years                                     $438              $514
--------------------------------------------------------------------------------
    5 Years                                     $757              $886
--------------------------------------------------------------------------------
    10 Years                                  $1,658            $1,929
--------------------------------------------------------------------------------
GINNIE MAE

 Annual Fund Operating Expenses
    Management Fee                             0.58%             0.58%
--------------------------------------------------------------------------------
    Distribution and Service (12b-1) Fees      0.75%             1.00%
--------------------------------------------------------------------------------
    Other Expenses                             0.00%             0.00%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses       1.33%             1.58%
--------------------------------------------------------------------------------
 Example
    1 Year                                      $135              $160
--------------------------------------------------------------------------------
    3 Years                                     $420              $496
--------------------------------------------------------------------------------
    5 Years                                     $725              $855
--------------------------------------------------------------------------------
    10 Years                                  $1,592            $1,864
--------------------------------------------------------------------------------

                                                                             15

SCHEDULE II:

FEES PAID UNDER CURRENT PLAN  FOR MOST RECENT FISCAL YEAR

The tables below show the amount of service/distribution (12b-1) fees each Fund actually has paid under the current version of its Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value, as well as the amount of fees that the Fund would have paid if the proposed amendment to the Plan had been in effect for the last fiscal year. All payments have been, or would be, made to the Funds'
Distributor, ACIS.

                                                                              Fees Paid as a
                                          Fiscal                              Percentage of
Fund                                      Year End              Fees Paid     Average Net Assets
------------------------------------------------------------------------------------------------
California High-Yield Municipal Fund(1)   August 31, 2002             $0      0.00%
------------------------------------------------------------------------------------------------
Diversified Bond                          March 31, 2003            $220      0.75%
------------------------------------------------------------------------------------------------
High-Yield                                March 31, 2003            $191      0.75%
------------------------------------------------------------------------------------------------
Target Maturities Trust:  2030            September 30, 2002      $3,754      0.75%
------------------------------------------------------------------------------------------------
High-Yield Municipal                      May 31, 2003            $2,181      0.75%
------------------------------------------------------------------------------------------------
Ginnie Mae                                March 31, 2003         $21,195      0.75%
------------------------------------------------------------------------------------------------

(1)  California High-Yield Municipal Fund did not have any assets as of August 31, 2002.

SCHEDULE III:

NUMBER OF OUTSTANDING VOTES AS OF AUGUST 8, 2003

As of August 8, 2003, the total number of C Class shares of the Funds that were issued and outstanding was as follows:

Name of Fund                               C Class Shares Issued and Outstanding
--------------------------------------------------------------------------------
California High-Yield Municipal                   2,499,551
--------------------------------------------------------------------------------
Diversified Bond                                    893,545
--------------------------------------------------------------------------------
High-Yield                                        1,962,705
--------------------------------------------------------------------------------
Target Maturities Trust:  2030                    2,076,088
--------------------------------------------------------------------------------
High-Yield Municipal                              2,536,450
--------------------------------------------------------------------------------
Ginnie Mae                                        4,784,775
--------------------------------------------------------------------------------

                                                                             17

SCHEDULE IV:
PRINCIPAL SHAREHOLDERS AS OF AUGUST 8, 2003

Listed below are the persons and entities who were the record or beneficial owners of 5% or more of the C Class shares of each Fund, where applicable, as of
August 8, 2003. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.

                                                       Percentage of
Name of Fund     Name of Owner                         Outstanding Shares Owned
--------------------------------------------------------------------------------
California High-Yield Municipal

                 M L P F & S Inc. for the              40%
                 Sole Benefit of its Customers
                 Jacksonville, Florida

                 American Enterprise Investment Svcs   21%
                 Minneapolis, Minnesota

                 CitiGroup Global Markets Inc          17%
                 New York, New York
--------------------------------------------------------------------------------
Diversified Bond
                 M L P F & S Inc. for the              54%
                 Sole Benefit of its Customers
                 Jacksonville, Florida

                 CitiGroup Global Markets Inc          17%
                 New York, New York
--------------------------------------------------------------------------------
High-Yield
                 M L P F & S Inc. for the              52%
                 Sole Benefit of its Customers
                 Jacksonville, Florida

                 American Enterprise Investment Svcs   5%
                 Minneapolis, Minnesota
--------------------------------------------------------------------------------

                                                       Percentage of
Name of Fund     Name of Owner                         Outstanding Shares Owned
--------------------------------------------------------------------------------
Target Maturities Trust:  2030

                 NFSC FEBO                             9%
                 NFS/FMTC IRA FBO
                 Walter Schmitt
                 Racine, Wisconsin

                 NFSC FEBO NFS/FMTC IRA                5%
                 FBO Barbara R Tonkyn
                 Lake Geneva, Wisconsin
--------------------------------------------------------------------------------
High-Yield Municipal

                 M L P F & S Inc. for the              62%
                 Sole Benefit of its Customers
                 Jacksonville, Florida

                 American Enterprise Investment Svcs   6%
                 Minneapolis, Minnesota
--------------------------------------------------------------------------------
Ginnie Mae
                 Mobank & Co. EB                       6%
                 Monroe, Michigan
--------------------------------------------------------------------------------

                                                                             19

NOTES

NOTES

                                                                             21

SH-BKT-35396    0309

PROXY CARD  [FUND NAME DROP]      PROXY CARD

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 17, 2003

The undersigned hereby appoints Charles A. Etherington, Charles C.S. Park, and
Anastasia H. Enneking, and each of them, each with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting as votes AGAINST the Proposal.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                    VOTE VIA THE TELEPHONE: 1-866-241-6192
                    VOTE VIA THE FACSIMILE: 1-888-796-9932

                    CONTROL NUMBER: 999 9999 9999 999

                    Note: If shares are held by an individual, sign your name
                    exactly as it appears on this card. If shares are held
                    jointly, either party may sign, but the name of the party
                    signing should conform exactly to the name shown on this
                    proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the
                    individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                    __________________________________
                    Signature

                    __________________________________
                    Signature(s) (Title(s), if applicable)

                    __________________________________
                    Date                                ACO_13520

UNLESS VOTING BY TELEPHONE, INTERNET, OR FACSIMILE, PLEASE SIGN, DATE AND MAIL
THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

      This Proxy is solicited on behalf of the Board of Trustees

Please vote by filling in the appropriate box below. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

                                      FOR       AGAINST    ABSTAIN
                                      |_|         |_|        |_|

1. To amend the current Master Distribution and Individual Shareholder Services
Plan to increase the amount that may be expended for the distribution of C Class shares as described in the proxy statement.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.